SECOND AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Fourth Amended and Restated Credit Agreement (the “Amendment”) is made as of March __, 2011, by and among Inland Real Estate Corporation (the “Borrower”), KeyBank National Association, individually and as “Administrative Agent,” and the “Lenders” as shown on the signature pages hereof.

R E C I T A L S

A.

Borrower, Administrative Agent and the Lenders have entered into a Fourth Amended and Restated Credit Agreement dated as of June 24, 2010, as amended by a First Amendment thereto dated as of August 13, 2010 (as it may be further amended from time to time, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.

The Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to modify certain aspects of the interest rate thereunder.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.

The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.

This Amendment shall be effective from and after the date (the “Effective Date”) on which (i) this Amendment has been executed by Borrower and the Lenders and (ii) Borrower has paid to the Administrative Agent for the benefit of the Lenders a modification fee equal to one quarter of one percent (0.25%) of the then-current Aggregate Commitment.

3.

Article I, titled Definitions, of the Credit Agreement is hereby amended by deleting the existing versions of the following three definitions and replacing them with the following:

“ABR Applicable Margin” means two and one-quarter percent (2.25%) per annum.

“LIBOR Applicable Margin” means three and one-quarter percent (3.25%) per annum.

“LIBOR Base Rate” means, the average rate (rounded upwards to the nearest 1/16th) with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the applicable British Bankers’ Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, and having a maturity equal to such LIBOR Interest Period, provided that, if no such British Bankers’ Association LIBOR rate is available to the Administrative Agent, the applicable LIBOR Base Rate for the relevant LIBOR Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which KeyBank or one of its Affiliate banks offers to place deposits in U.S. dollars with first class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, in the approximate amount of KeyBank’s relevant LIBOR Loan and having a maturity equal to such LIBOR Interest Period.

4.

Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and Borrower has no offsets or claims against any of the Lenders.

5.

As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

6.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Signature pages follow.]

IN WITNESS WHEREOF, the Borrower and the Lenders have executed this Amendment as of the date first above written.

BORROWER:

INLAND REAL ESTATE CORPORATION

By:

Print Name:  Brett A. Brown
Title:  Chief Financial Officer

2901 Butterfield Road
Oak Brook, Illinois
Phone:  630-218-7351
Facsimile:  630-218-7350
Attention:  Mark E. Zalatoris
zalatoris@inlandrealestate.com

KEYBANK NATIONAL ASSOCIATION,

Individually and as Administrative Agent

By:

Print Name:
Title:

1200 Abernathy Rd NE, Suite 1550
Atlanta, GA 30328
Phone:  216-689-4660
Facsimile:  216-689-3566
Attention:  Kevin Murray
Kevin_P_Murray@KeyBank.com

With a copy to:

KeyBank National Association
800 Superior, 6th Floor
Cleveland, Ohio  44114
Phone:  216-828-7512
Facsimile:  216-828-7523
Attention:  Vicki Heineck

WELLS FARGO BANK, N.A.,
successor by merger to Wachovia Bank, N.A.

By:

Name:  Marla S. Bergrin
Title:

Vice President

Wells Fargo Bank

123 N. Wacker Drive, Suite 1900
Chicago, IL  60606
Phone:  (312) 827-1538
Facsimile:  (312) 782-0969
Attention:  Beth Davis
beth.m.davis@wellsfargo.com

BANK OF AMERICA, N.A.
Individually and as Co-Syndication Agent

By:

Name:
Title:

Bank of America, N.A.

101 South Tryon Street

NC1-002-33-87

Charlotte, NC  28255

Phone:  (704) 386-6994

Facsimile:  (704) 386-6434

Attention:  Linda J. Frixen

linda.j.frixen@bankofamerica.com

WELLS FARGO BANK,
NATIONAL ASSOCIATION
Individually and as Co-Syndication Agent

By:

Name:  Marla S. Bergrin
Title:

Vice President

Wells Fargo Bank

123 N. Wacker Drive, Suite 1900
Chicago, IL  60606
Phone:  (312) 827-1538
Facsimile:  (312) 782-0969
Attention:  Beth Davis
beth.m.davis@wellsfargo.com

RBS CITIZENS, NATIONAL ASSOCIATION,
D/B/A CHARTER ONE
Individually and as Co-Documentation Agent

By:

Name:  Florentina Djulvezan
Title:

Senior Vice President

RBS Citizens, d/b/a Charter One
1215 Superior Avenue 6th Floor
Cleveland, Ohio  44114
Phone:  (216) 277-0199
Facsimile:  (216) 277-4607
Attention:  Don Wood
Donald.w.woods@charteronebank.com
mjawyn@charteronebank.com

BMO HARRIS FINANCING, INC. (formerly known as BMO Capital Markets Financing, Inc.)

By:

Name:  Aaron Lanski
Title:

Director

BMO Harris Financing, Inc.

115 South LaSalle Street, 18W
Chicago, IL  60603
Phone:  (312) 461-6364
Facsimile:  (312) 461-2968
Attention:  Aaron Lanski
aaron.lanski@bmo.com